Income Taxes	3 Months Ended
Mar. 29, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The provision for income taxes consists of provisions for federal, state and foreign income taxes. Heinz operates in an international environment with almost 70% of its sales outside the U.S.  Accordingly, the consolidated income tax rate is a composite rate reflecting the earnings in various locations and the applicable tax rates. In the normal course of business, Heinz is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, Italy, the Netherlands, the United Kingdom and the United States. Heinz has substantially concluded all national income tax matters for years through Fiscal 2012 for the Netherlands and the United Kingdom, through Fiscal 2011 for the U.S., through Fiscal 2010 for Australia and Italy, and through Fiscal 2009 for Canada.
The effective tax rate for the three months ended March 29, 2015 was 19.5% compared to 20.3% in the prior year. The decrease in the effective tax rate is primarily the result of the current period benefiting from a lower blended statutory tax rate and higher tax exempt income, partially offset by beneficial revisions to estimates in the prior year.  The lower blended statutory tax rate results from a lower percentage of our income being earned in the U.S. versus the prior year.
The total amount of gross unrecognized tax benefits for uncertain tax positions, including positions impacting only the timing of tax benefits, was $70 million and $71 million on March 29, 2015 and December 28, 2014, respectively. The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate was $57 million and $58 million on March 29, 2015 and December 28, 2014, respectively. It is reasonably possible that the amount of unrecognized tax benefits will decrease by as much as $26 million in the next 12 months primarily due to the progression of federal, state and foreign audits in process.
Heinz classifies interest and penalties on tax uncertainties as a component of the provision for income taxes. The total amounts of interest accrued at March 29, 2015 and December 28, 2014 were $13 million and $13 million, respectively. The corresponding amounts of accrued penalties at March 29, 2015 and December 28, 2014 were $7 million and $8 million, respectively.